UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2026

Futurewave Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43307	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, 3rd Fl. New York, NY 10036	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 612-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units, each consisting of one ordinary share, one warrant and one right	FWACU	Nasdaq Stock Market LLC
Ordinary Shares, $0.0001 par value	FWAC	Nasdaq Stock Market LLC
Rights, each exchangeable for one-fourth (1/4) ordinary share	FWACR	Nasdaq Stock Market LLC
Warrants, each exercisable for one ordinary share at an exercise price of $11.50 per share	FWACW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 26, 2026, Futurewave Acquisition Corporation (the “Company”) consummated its initial public offering (the “IPO”) of 8,625,000 units (the “Units”), including 1,125,000 Units issued pursuant to the full exercise by the underwriters of their over-allotment option in connection with the closing of the IPO. Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), one right to receive one-fourth (1/4) of one Ordinary Share upon the consummation of the Company’s initial business combination, and one redeemable warrant (the “Warrants”), with each whole Warrant entitling the holder thereof to purchase one Ordinary Share at a price of $11.50 per share, subject to adjustment. As a result, an aggregate of 8,625,000 Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $86,250,000.

Simultaneously with the closing of the IPO and the full exercise by the underwriters of their over-allotment option, Futurewave Capital Solutions Limited (the “Sponsor”), purchased an aggregate of 255,500 private placement units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating total gross proceeds of $2,555,000.

A total of $86,250,000 of the net proceeds from the IPO and the sale of the Private Placement Units were placed in a trust account established for the benefit of the Company’s public shareholders and maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of June 26, 2026, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of June 26, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Futurewave Acquisition Corporation

Date: July 2, 2026	By:	/s/ Daniel M. McCabe
	Name:	Daniel M. McCabe
	Title:	Chief Executive Officer

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